ALEXANDER & BALDWIN, INC.



2007 Business Outlook

November 21, 2006

Disclaimer

Statements in this presentation *that set forth expectations and predictions are based on facts and situations that are known to us as of November 21, 2006. Actual results may differ materially due to risks and uncertainties, such as those described on pages 16-21 of the Form 10-K in our 2005 annual report and our other subsequent filings with the SEC. Statements in this presentation are not guarantees of future performance.*

Agenda

I. Creating Shareholder Value

II. Business Unit Updates

  I. Ocean Transportation and Logistics

  II. Land Group

III. Capital and Financial Outlook

Shareholder Value: What We're Doing

- Developing sound strategies
- Achieving superior operating performance
- Managing in changing environments
- Finding new ways to grow
- Allocating capital effectively

Strategic Evolution

Prior	1999 - 2003	2004 - Present
Properties - Entitle And Develop Historic Landholdings *Matson - Emphasize U.S. To Hawaii & Guam Core Businesses*		
	Properties - Acquire And Develop Anywhere In Hawaii *Matson - Grow Non-Asset-Based Intermodal Services*	
		Properties - Emphasize Larger, Long-term Investments *Matson - Expand To China*

Total Return to Shareholders (through 10/31/06)

	1 Yr	3 Yr	5 Yr
A&B Total Return to Shareholders	(4.0%)	16.5%	18.9%

Achieve Superior Operating Performance

- Matson margins 5th of 28
- China service 93% next-morning cargo availability
- MIL 5-year annual earnings growth over 60%
- Commercial portfolio 97% occupancy
- Development projects – superior returns

Recognition


Ford
Q1

naiop
National Association of Industrial and Office Properties
The Forum for Commercial Real Estate
Hawaii Developer of the Year


Quest for
Logistics
Quality

PACIFIC BUSINESS NEWS
Ranked "Best in Business" in Hawaii


FORTUNE
AMERICA'S
MOST ADMIRED
COMPANIES
5

Fortune Magazine: Highest Ranking for Social Responsibility

Managing in a Changing Environment

- Early recognition – rapid adaptation
- Unaffected businesses
  - Commercial portfolio
  - MIL
- Matson – GAP program initiated
- Residential Developments
  - Underwriting discipline
  - Pre-sale arrangements
  - Other risk mitigation measures

Execute Growth Initiatives

- Maintain commitment to growth
- Leverage existing knowledge base, expertise
- Leverage connections between businesses

Growth Initiatives - Existing

- Ongoing Core Initiatives:
  - China service
  - Real Estate Project X
  - MIL U.S. acquisitions
  - Specialty sugar

Growth Initiatives - New

- 7 to 10 in process: likely to pursue 3 or 4
- MIL
  - Partnering with asset-based transporters
  - China logistics
- Matson: Expedited China service partners
- Agribusiness: Energy farm
- Real Estate:
  - Market expansion: West Coast and Guam
  - China: business park/industrial
  - Accelerated monetization of land assets

Allocate Capital Effectively


Capital Allocation Hierarchy
Within Businesses
Among Core Businesses
Between Strategic Investments and Shareholders

2007 Outlook

- Relatively favorable earnings outlook
- Assumes stable market conditions
- Continuing attractive growth at A&B Properties
- More modest growth at Matson
- Reduced, but still attractive, growth at MIL
- Optimistic about longer-term growth & value creation

Agenda

I. Creating Shareholder Value

II. Business Unit Updates

- I. Ocean Transportation and Logistics
- II. Land Group

III. Capital and Financial Outlook

ALEXANDER & BALDWIN, INC.

Strong Performance Continues

2005 Ocean Transportation Margins

- Full-year margins = 14.6%
- Ranked fifth out of 28 international shipping lines

Source: *American Shipper*, July 2006

2006 Post-APL Margin Recovery (Ocean Transportation)



20%
15%
10%
5%
0%
8.3%
10.0%
14.1%
Q1
Q2
Q3

ALEXANDER & BALDWIN, INC.

Operational Excellence

- China service profitable
  - Vessels virtually full from October 1 to present
  - Monday morning cargo availability: 93%
- MIL producing extraordinary gains in profitability
  - High-margin, expedited services expand
  - Highway service growth engine
- SSAT JV well positioned to capture rising Asian cargo volume

Managing Fixed Cost Structure

- Sand Island hub enhancements
- Excellent, stable labor relations
- Vessel conversions
- Equipment management


KAUAI
NAWILIWILI
OAHU
HONOLULU
MAUI
KAHULUI
KAWAIHAE
HILO
HAWAII

Growth Initiatives - China

- Need for expedited China/West Coast Service
- High demand for domestic transportation inland
- High demand for distribution expertise
- Lack of value-added warehousing



Growth Initiatives - Guam


CANADA
UNITED STATES
MEXICO
NORTH PACIFIC
SOUTH PACIFIC

- US Military build-up will drive market growth to unprecedented levels by 2010-2015
- Privatization of port will offer modernization and create a transshipment hub
- New Micronesian, Marianas and Marshall Islands service

Growth Initiatives - Logistics

- Organic growth
  - Inside sales initiatives
  - China service impact
- Acquisition strategies
- Expedited service offerings
- China logistics and distribution


EXCELLENT SCALABILITY
Margin Growth
Revenue Growth


Operating Profit ($MM)
20.0
15.0
10.0
5.0
0.0
5%
4%
3%
2%
1%
0%
Operating Margin
2001
2002
2003
2004
2005
Q3 2006
Operating Profit
Operating Margin

Growth Initiatives - Logistics


Matson
Integrated Logistics
Seattle
Portland
San Francisco
Los Angeles
Denver
Kansas City
Oklahoma City
Dallas
West Bend
Chicago
Indianapolis
Birmingham
Houston
Akron
Metro NY/NJ
Philadelphia
Columbus
Atlanta
Jacksonville
Mexico City
Customer Service Center
Domestic Transportation Sales
International Intermodal Sales

2007 Outlook

- Modest ocean transportation growth
- Reduced, but still attractive, growth at MIL
- Stable market environment
- Opportunities surround us

ALEXANDER & BALDWIN, INC.

Agenda

I. Creating Shareholder Value

II. Business Unit Updates

   I. Ocean Transportation and Logistics

   II. Land Group

III. Capital and Financial Outlook

ALEXANDER & BALDWIN, INC.

Operational Excellence

- **Steady earnings growth**
  - Annual compound growth rate of 16% 2002 to 2005*
- **Superb leased portfolio performance**
  - 97% Mainland
  - 98% Hawaii



A&B Properties Consolidated Operating Profit – 2002 to 2005
Operating Profit ($MM)
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2002
2003
2004
2005

* Before 2005 Insurance Gain

Ahead of the Curve – Managing Economic Cycles

- **Diversity of current assets**
  - Margin from leased properties (prospective)
    - 56% Hawaii / 44% Mainland
    - 47% Retail / 32% Office / 21% Industrial



Hawaii Ground 17%
Hawaii Leasing 39%
Mainland Leasing 44%



Industrial 21%
Office 32%
Retail 47%



Ahead of the Curve – Managing Economic Cycles

- **Solid and diverse development pipeline**



Q4 06
2007
2008
Beyond
Kai Malu at Wailea
Wailea MF-11
Wailea MF-19
Wailea MF-7
Additional Wailea
Kukui'ula
Keola La'i
Waiawa
Port Allen Residential
Ka Milo
Brydeswood
Haliimaile
Kane Street
Kahului Town Center
Maui Business Park

ALEXANDER & BALDWIN, INC.

Ahead of the Curve – Managing Economic Cycles

- **Capital risk management**
  - Risk mitigation through pre-sales, phased development, joint ventures, etc.
  - Disciplined underwriting
  - 85% of capital in "lower-risk" investments



ALEXANDER & BALDWIN, INC.

Growth Initiatives – Monetizing Land Assets

Entitlements

- Balance of community needs and infrastructure limitations

Land Sales

- Non-core land sales
  - Not used for agriculture
  - Little or no development potential
  - Non-conservation
- Opportunistic sales


MAUI LANDHOLDINGS
Conservation
Ag/Pasture 52,400 acres
Urban 400 acres
Hana
Kaanapali
Wailea
KAUAI LANDHOLDINGS
Hanalei
Wainiha
Lihue
Port Allen
Kukui'ula
Poipu

Growth Initiatives – Project X Hawaii Acquisitions

- **Type:**
  - Broad range includes: office, retail, industrial & residential
- **Location:**
  - Diversify existing lands (Oahu, Big Island, South & West Maui)
- **Size:**
  - Income property > $8MM price
  - Development property > $5MM in earnings
- **Earnings:**
  - Near-term accretion
  - Value-creation opportunities
- **Target Returns:**
  - Income properties: 9-10% IRR pre-tax, unleveraged
  - Development properties: 15-22% IRR pre-tax, unleveraged

Hawaii Investments Since 1999

	Year	Property	Island
10 Income	2005	Daiei	Oahu
	2005	Lanihau Shopping Center	Hawaii
	2003	Napili Plaza	Maui
	2002	Mililani Shopping Ctr.	Oahu
	2001	Pacific Guardian Tower	Oahu
	2001	Kaneohe Bay Shopping Ctr.	Oahu
	2000	Judd Building	Oahu
	1999	Ocean View	Oahu
	1999	Haseko	Oahu
	1999	Hawaii Business Park	Oahu
15 Development	2006	Waiawa	Oahu
	2004	Keola La'i	Oahu
	2004	Ka Milo at Mauna Lani	Hawaii
	2004	Kai Malu	Maui
	2003	Wailea	Maui
	2003	Hokua	Oahu
	2003	Alakea Corporate Tower	Oahu
	2002	Kunia Commercial	Oahu
	2001	Lanikea at Waikiki	Oahu
	2001	Kai Lani	Oahu
	2001	HoloHolo Ku	Hawaii
	2000	Summit	Maui
	2000	Fairway Shops	Maui
	1999	Vintage	Maui
	1999	Mill Town	Oahu

Growth Initiatives – Leverage Core Expertise & Relationships

- Joint Ventures
  - Large retail parcel in Bakersfield
- Augmenting Matson market presence
  - Residential JV in Guam
  - China warehousing strategy



Growth Initiative: Sugar Alternatives

- **Expand Specialty Component of Sugar Model**
  - Sugar in the Raw (turbinado) brand established
  - Expand sales of Natural White
- **Energy Expansions Under Review**
  - Currently Generate 16% of Maui's Electricity – Half Sold to MECO



Energy
Specialty Sugar
Raw Sugar
Evolution



All Natural From Hawaii.
SUGAR IN THE RAW

2007 Outlook

- Expect growth consistent with earlier guidance
- Continued steady leased portfolio performance
- Continued significant development activity
- Agribusiness earnings modest; business in transition
- Success measured by investment *and* earnings



Agenda

2006 Outlook

- Guidance generally still valid
- Food Products performance will be lower
  - Lower production
  - Lower prices

Capital Expenditures

	2006E	2007E
Transportation	$ 223	80
Properties	182	220
Food Products	15	15
Total Capital Ex.	$ 420	$315

ALEXANDER & BALDWIN, INC.

Capital Structure



Total Debt $ Millions
500
450
400
350
300
250
200
150
100
50
-
2002
2003
2004
2005
Q3 2006
35%
30%
25%
20%
15%
10%
5%
0%
Debt as % of Debt +Equity

ALEXANDER & BALDWIN, INC.

Distribute Cash to Shareholders

CASH RETURNED TO SHAREHOLDERS 1997-YTD 2006 (Dollars In Millions)

Year	Net Income ($)	Dividends Paid ($)	Dividend Ratio	Cash for Repurchases ($)	Total Cash Ratio
1997	81.4	39.8	49%	16.6	69%
1998	25.1	40.3	161%	20.8	243%
1999	62.6	38.9	62%	34.8	118%
2000	90.6	36.8	41%	48.3	94%
2001	110.6	36.5	33%	2.3	35%
2002	58.2	36.9	63%	0	63%
2003	81.3	37.4	46%	0	46%
2004	100.7	38.3	38%	2.3	40%
2005	126.0	39.4	31%	0	31%
3Q '06	95.5	31.7	33%	71.5	108%
	$832.0	$376.0	45%	$196.6	69%

ALEXANDER & BALDWIN, INC.

2007 Outlook

- Matson:
  - Ocean Transportation: modest growth
  - Logistics: reduced growth, but still strong
  - Consolidated Matson growth below 8-10% long-term target
- Properties:
  - Development and sales will propel growth
  - Leasing strong, approaching 2006 levels
  - Consolidated growth consistent with 13-15% long-term target
- Food Products: nominal profitability

ALEXANDER & BALDWIN, INC.

ALEXANDER & BALDWIN, INC.



Q&A